UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Angi Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2023, Angi Inc. (“Angi” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. These proposals are described in detail in the Company’s definitive proxy statement related to the Annual Meeting filed on May 1, 2023 with the U.S. Securities and Exchange Commission (the “SEC”). The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 26, 2023, the record date for the Annual Meeting, there were 84,188,229 shares of Angi Class A common stock (entitled to one vote per share) and 422,019,247 shares of Angi Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. The Angi Class A common stock and the Angi Class B common stock are collectively referred to as Angi capital stock.

1.        A proposal to elect eleven members of the Angi board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Angi board of directors). The stockholders elected each of the nominees to the Angi board of directors on the basis of the following voting results:

Elected by holders of Angi common stock voting as a single class:

	FOR	WITHHOLD	BROKER NON-VOTE
Angela R. Hicks Bowman	4,254,426,483	19,779,685	15,889,177
Thomas R. Evans	4,252,108,599	22,097,569	15,889,177
Alesia J. Haas	4,252,148,374	22,057,794	15,889,177
Christopher Halpin	4,254,344,311	19,861,857	15,889,177
Kendall Handler	4,254,630,843	19,575,325	15,889,177
Sandra Buchanan Hurse	4,254,720,148	19,486,020	15,889,177
Joseph Levin	4,254,219,288	19,986,880	15,889,177
Jeremy Philips	4,255,006,166	19,200,002	15,889,177
Glenn H. Schiffman	4,253,189,986	21,016,182	15,889,177
Mark Stein	4,254,626,638	19,579,530	15,889,177
Suzy Welch	4,253,401,362	20,804,806	15,889,177

2.        A proposal to ratify the appointment of Ernst & Young LLP as Angi's independent registered public accounting firm for the 2023 fiscal year. This proposal was approved by the holders of Angi capital stock on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,290,055,401	17,820	22,124	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

By:	/s/ Shannon Shaw

Name:	Shannon Shaw

Title:	Chief Legal Officer

Date: June 22, 2023